Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated                 , 2013 and is by and among TRI Pointe Homes, Inc., a Delaware corporation (the “Company”) (having been converted from TRI Pointe Homes, LLC in connection with the initial public offering (“IPO”) of shares of Common Stock (as hereinafter defined) of the Company), VIII/TPC Holdings, L.L.C., a Delaware limited liability company (the “Starwood Fund Stockholder”), and the TPH Stockholders (as hereinafter defined).

RECITALS

WHEREAS, the Company is currently contemplating an underwritten IPO of shares of its Common Stock; and

WHEREAS, the Company desires to grant registration rights to the Starwood Fund Stockholder and the TPH Stockholders on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. As used in this Agreement:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Blackout Period” has the meaning set forth in Section 2.3(g).

“Board” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Company” has the meaning set forth in the preamble.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, and any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning set forth in Section 2.4(c).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means the Starwood Fund Stockholder and each TPH Stockholder that is a holder of Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Article III.

“Indemnified Parties” has the meaning set forth in Section 3.1.

“IPO” has the meaning set forth in the preamble.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Lockup Period” has the meaning set forth in Section 2.5(d)(i).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means a public offering of equity securities in the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared or otherwise becoming effective under the Securities Act.

“Registrable Securities” means (i) all shares of Common Stock issued to the Holders upon the conversion of their units of membership interests in TRI Pointe Homes, LLC pursuant to the Plan of Conversion dated                 , 2013 and (ii) any shares of Common Stock issued or issuable with respect to any shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, whether or not such acquisition has actually been effected). As to any Registrable Securities, such Securities will cease to be Registrable Securities when:

(i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(ii) such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(iii) such Registrable Securities may be sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act, without reporting obligations or restriction as to volume; or

(iv) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance by the Company of its obligations under this Agreement, including:

(i) all SEC, stock exchange and FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(ii) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(iii) all printing, messenger and delivery expenses;

(iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and FINRA and all rating agency fees;

(v) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(vii) the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the holders of a majority of the Registrable Securities included in such registration) incurred by all the Holders in connection with the registration;

(viii) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(ix) any other fees and disbursements customarily paid by the issuers of securities.

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shelf Notice” has the meaning set forth in Section 2.3(a).

“Shelf Registration Statement” has the meaning set forth in Section 2.3(a).

“Starwood Fund Stockholder” has the meaning set forth in the preamble, and shall include its Transferees who have become stockholders of the Company.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“TPH Stockholders” means those stockholders of the Company who are identified as TPH Stockholders on the signature page hereto, and shall include their respective Transferees who have become stockholders of the Company.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

SECTION 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1 Demand Registration.

(a) At any time following the expiration of the Lockup Period, upon the written request of (i) the Starwood Fund Stockholder or (ii) any TPH Stockholder or group of TPH Stockholders (in such capacity, a “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will (i) promptly give written notice of such requested registration to the other Holders pursuant to Section 2.2 and other holders of Securities entitled to notice of such registration, if any, and (ii) as expeditiously as possible, and in any event within forty-five (45) days after a request for registration pursuant to this Section 2.1(a) is given to the Company, use its reasonable best efforts to file a registration statement to effect the registration under the Securities Act of:

(A) such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof;

(B) the Registrable Securities of other Holders which the Company has been requested to register by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company pursuant to Section 2.2; and

(C) all shares of Common Stock which the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1.

Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2.1(a):

(x) within a period of sixty (60) days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 2.1(a) or relating to any registration referred to in Section 2.2 or 2.3; or

(y) where a registration request under this Section 2.1(a) has been made by a TPH Stockholder or a group of TPH Stockholders, if the Company has previously effected one (1) such registration pursuant to this Section 2.1(a) at the request of a TPH Stockholder or a group of TPH Stockholders.

(b) The Company shall use reasonable best efforts to cause the registration statement filed pursuant to Section 2.1(a) to be declared effective by the SEC (if such registration statement is not an automatic shelf registration statement) within ninety (90) days after the filing date thereof. A demand registration shall not be deemed to have been effected and shall not count for purposes of Section 2.1(a) (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least ninety (90) days (or such shorter period in which all Registrable Securities included in such registration statement have actually been sold thereunder), (ii) if, after it has become effective, such registration statement becomes subject prior to ninety (90) days after effectiveness to any stop order, injunction or other order or requirement of the SEC or other Governmental Authority for any reason or (iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration statement are not satisfied, other than by reason of any act or omission by such Demand Party.

(c) Each registration statement prepared at the request of a Demand Party shall be effected on such appropriate form as requested by the Demand Party and as shall be reasonably acceptable to the Company.

(d) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(e) If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the Demand Party shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company. For the avoidance of doubt, each applicable Holder participating in such an underwritten offering shall be responsible for paying the underwriting discounts and commissions applicable to such Holder’s Registrable Securities sold by the underwriters in such underwritten offering.

(f) If a requested registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Securities to be included in such registration shall be allocated in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included in such registration by the Demand Party and such other Holders who have requested to have Registrable Securities included in such registration pursuant to Section 2.2, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among the Demand Party and the requesting Holders on the basis of the relative number of Registrable Securities requested to be included in such registration statement; (ii) second, Securities the Company proposes to sell; and (iii) third, all other Securities of the Company duly requested to be included in such registration statement by holders thereof who have then-existing registration rights with respect to such Securities, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Securities shall be allocated pro rata among such other holders on the basis of the amount of such other Securities requested to be included or such other method determined by the Company.

(g) The Company shall not be obligated to maintain the effectiveness of a registration statement under the Securities Act filed pursuant to this Section 2.1 for a period longer than ninety (90) days. In addition, the Company shall be entitled to postpone (upon written notice to all applicable Holders) for up to two occasions, and in no event for more than an aggregate of one hundred twenty (120) days, the filing or the effectiveness of a registration statement filed pursuant to this Section 2.1 (but no more than twice in any period of twelve (12) consecutive months) if the Board determines in good faith and in its reasonable judgment that the filing or effectiveness of such registration statement would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential. If the Company shall so postpone the filing of a registration statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from such Holders within forty-five (45) days after receipt of the notice of postponement (and, in the event of such withdrawal by one or more TPH Stockholders, such request shall not be counted for purposes of determining the number of requests for registration to which the TPH Stockholders are entitled pursuant to Section 2.1(a) or 2.2(a), as the case may be).

SECTION 2.2 Piggyback Rights.

(a) If at any time following the expiration of the Lockup Period, the Company proposes to register equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether for its own account or for the account of Security holders, it will, at each such time following expiration of the Lockup Period, give prompt written notice to (i) the Starwood Fund Stockholder and (ii) the TPH Stockholders of its intention to do so and of such Holder’s rights under this Section 2.2; provided that the Company shall not be obligated to provide the foregoing notice to the TPH Stockholders or to effect the registration of Registrable Securities of the TPH Stockholders pursuant to this Section 2.2 if the Company has previously effected three (3) such registrations for one or more TPH Stockholders pursuant to this Section 2.2. Subject to the foregoing proviso, upon the written request of any Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders have so requested to be registered; provided that: (i) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) (and, for the avoidance of doubt, in such event, the request of any TPH Stockholders to be included in such registration shall not be counted for purposes of determining the number of requests for registration to which the TPH Stockholders are entitled pursuant to this Section 2.2(a)); and (ii) if such registration involves an underwritten offering, the Holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

(c) If a registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities and other Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of Securities to be included in such registration shall be allocated in the following order of priority: (i) first, 100% of the Securities the Company proposes to sell, if any; (ii) second, up to the number of Registrable Securities requested to be included in such registration by all Holders who have requested to have Registrable Securities included in such registration, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Securities requested to be included in such registration statement; and (iii) third, all other Securities of the Company duly requested to be included in such registration statement by holders thereof who have then-existing registration rights with respect to such Securities, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Securities shall be allocated pro rata among such other holders on the basis of the amount of such other Securities requested to be included or such other method determined by the Company.

(d) The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its Securities in connection with:

(1) any Public Offering relating to employee benefits plans or dividend reinvestment plans; or

(2) any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(e) If a registration pursuant to this Section 2.2 involves an underwritten offering, the Company shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; provided, however, that if the Starwood Fund Stockholder has requested that its Registrable Securities be registered pursuant to this Section 2.2 such investment banker or bankers and managers shall be reasonably satisfactory to the Starwood Fund Stockholder. For the avoidance of doubt, each applicable Holder participating in such an underwritten offering shall be responsible for paying the underwriting discounts and commissions applicable to such Holder’s Registrable Securities sold by the underwriters in such underwritten offering.

SECTION 2.3 Shelf Registration.

(a) At any time following the expiration of the Lockup Period and subject to the availability of a Registration Statement on Form S-3 to the Company, any Demand Party may by written notice delivered to the Company (the “Shelf Notice”) request that the Company file as soon as practicable (but no later than forty-five (45) days after the date the Shelf Notice is delivered), and use reasonable best efforts to cause to be declared effective by the SEC (if the Shelf Registration Statement (as defined below) is not an automatic shelf registration statement) within ninety (90) days after such filing date, a Registration Statement on Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of the Registrable Securities owned by such Demand Party and any other Holders who elect to participate therein as provided in Section 2.3(b) in accordance with the plan and method of distribution set forth in the prospectus included in such Registration Statement on Form S-3 (the “Shelf Registration Statement”).

(b) Promptly after receipt of a Shelf Notice pursuant to Section 2.3(a), the Company will deliver written notice thereof to each other Holder pursuant to Section 2.2. Each such Holder may elect to participate in the Shelf Registration Statement by delivering to the Company a written request to so participate within fifteen (15) days after the Shelf Notice is received by any such Holder.

(c) Subject to Section 2.3(g), the Company will use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, and, if necessary, to file one or more successor Shelf Registration Statements and keep such successor Shelf Registration Statement(s) continuously effective, such that there is no period when a Shelf Registration Statement is not in effect until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise.

(d) Subject to Section 2.3(g), each Holder who elected to participate in the Shelf Registration Statement shall have the right to request that an underwritten offering be effected off the Shelf Registration Statement at any time; provided that in no event shall the Company be obligated to effect: (i) an underwritten offering pursuant to this Section 2.3(d) within a period of sixty (60) days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any registration statement relating to any registration effected pursuant to Section 2.1 or 2.2; or (ii) more than three (3) underwritten offerings pursuant to this Section 2.3(d) in any single six-month period. Promptly after receipt of a request that an underwritten offering be effected off the Shelf Registration Statement, the Company will deliver written notice thereof to each other Holder who elected to participate in the Shelf Registration

Statement, and each such Holder may elect to participate in the underwritten offering by delivering to the Company a written request to so participate within five (5) days after such notice is received by any such Holder. If an underwritten offering is effected off the Shelf Registration Statement, the holders of at least a majority of the Registrable Securities included in the Shelf Registration Statement shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company. For the avoidance of doubt, each applicable Holder participating in such an underwritten offering shall be responsible for paying the underwriting discounts and commissions applicable to such Holder’s Registrable Securities sold by the underwriters in such underwritten offering. A request for an underwritten offering may be withdrawn by at least a majority of the Registrable Securities included in such offering prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to this Section 2.3(d).

(e) If an underwritten offering is effected off the Shelf Registration Statement and the managing underwriter advises the Company in writing that, in its opinion, the number of Securities requested to be included in such underwritten offering (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Securities to be included in such underwritten offering shall be allocated in the following order of priority: (i) first, 100% of the Securities the Company proposes to sell, if any; (ii) second, up to the number of Registrable Securities requested to be included in such underwritten offering by all Holders who have requested to have Registrable Securities included in such underwritten offering, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Securities requested to be included in such underwritten offering; and (iii) third, all other Securities of the Company duly requested to be included in such underwritten offering by holders thereof who have then-existing registration rights with respect to such Securities, which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, which number of Securities shall be allocated pro rata among such other holders on the basis of the amount of such other Securities requested to be included or such other method determined by the Company.

(f) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.

(g) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Holders who elected to participate in the Shelf Registration Statement, to require such Holders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed sixty (60) days in succession or one hundred twenty (120) days in the aggregate in any 12-month period (a “Blackout Period”) if the Company shall determine that it is required to disclose in the Shelf Registration Statement a financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting the Company or its securities, and that the disclosure of such information at such time would be detrimental to the Company or the holders of its equity Securities. Immediately upon receipt of such notice, the Holders covered by the Shelf Registration Statement shall suspend the use of the prospectus until the requisite changes to the prospectus have been made as required below. Any Blackout Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Blackout Period and without any further request from a Holder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The time period for which the Company is required to maintain the effectiveness of the Shelf Registration Statement shall be extended by the aggregate number of days of all Blackout Periods occurring with respect thereto.

SECTION 2.4 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a) prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and, if such registration statement is not an automatic effective registration statement, use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, excluding any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(h) (i) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for, the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company as reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus or any Free Writing Prospectus utilized in connection therewith shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(m) provide each holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(n) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(o) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(p) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

(q) use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the holders in connection with distribution of Registrable Securities;

(r) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel; and

(s) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

SECTION 2.5 Other Registration-Related Matters.

(a) The Company may require any seller of Registrable Securities pursuant to Section 2.1, 2.2 or 2.3 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.4(f) and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, any applicable period during which such registration statement must remain effective pursuant to this

Agreement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.4(f) to and including the date when all such sellers of Registrable Securities covered by such registration statement shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the SEC.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, any applicable period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.4(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d) (i) Each Holder (x) hereby agrees, with respect to the Registrable Securities owned by such Holder, to be bound by any and all restrictions on the sale, disposition, distribution, hedging or other transfer of any interest in Registrable Securities imposed on the Starwood Fund Stockholder or the applicable TPH Stockholder, as applicable, in connection with the IPO by the underwriters managing such offering for the duration of the term of such restriction (the period in which such sale, disposition, distribution, hedging or other transfer of any interest is restricted, the “Lockup Period”) and (y) will, in connection with a Public Offering of the Company’s equity Securities (whether for the Company’s account or for the account of any Holder or Holders, or both), upon the request of the Company or of the underwriters managing any underwritten offering of the Company’s Securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing seven (7) days before and ending one hundred eighty (180) days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration; provided that all directors and officers of the Company, holders of more than 5% of the Registrable Securities and all other Persons with registration rights with respect to the Company’s Securities (whether or not pursuant to this Agreement) holding more than 5% of the Registrable Securities shall enter into agreements similar to those contained in this Section 2.4(d)(i) (without regard to this proviso); and (ii) the Company and its Subsidiaries will, in connection with an underwritten Public Offering of the Company’s Securities in respect of which Registrable Securities are included, upon the request of the underwriters managing such offering, agree in writing not to effect any sale, disposition or distribution of equity Securities of the Company (other than those included in such Public Offering, offered on Form S-8, issuable upon conversion of Securities or upon the exercise of options, or the grant of options in the ordinary course of business pursuant to then-existing management equity plans or equity-based employee benefit plans, in each case outstanding on the date a request is made pursuant to Section 2.1(a) or 2.3(a) or a notice is given by the Company pursuant to Section 2.2(a), as the case may be), without the prior written consent of the managing underwriter, for such period of time commencing seven (7) days before and ending one hundred eighty (180) days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration.

(e) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(1) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(2) to use its commercially reasonable efforts to then file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(3) so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its Securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

(f) Counsel to represent holders of Registrable Securities shall be selected by the holders of at least a majority of the Registrable Securities included in the relevant registration.

(g) Each of the parties hereto agrees that the registration rights provided to the Holders herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which any such Holder may otherwise be subject.

ARTICLE III

INDEMNIFICATION

SECTION 3.1 Indemnification by the Company. In the event of any registration of any Securities of the Company under the Securities Act pursuant to Section 2.1, 2.2 or 2.3, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any Free Writing Prospectus, or any amendment or supplement to any of the foregoing, or any document incorporated by reference therein; or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

SECTION 3.2 Indemnification by the Holders. If Registrable Securities of a Holder are included in any registration statement filed in accordance with Section 2.1, 2.2 or 2.3, such Holder does hereby agree, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any Free Writing Prospectus or any amendment or supplement to any of the foregoing, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or Free Writing Prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

SECTION 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

SECTION 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 3.5 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

OTHER

SECTION 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, and shall be deemed given when (a) delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by facsimile, if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to the parties at the following addresses (or at such other address for a party as shall be specified by notice from such party):

if to the Company:

TRI Pointe Homes, Inc.

19520 Jamboree Road, Suite 200

Irvine, California 92612

Attention: Douglas F. Bauer

Fax: (949) 478-8601

if to the Starwood Fund Stockholder:

c/o Starwood Capital Group Global, L.P.

591 West Putnam Avenue

Greenwich, Connecticut 06803

Attention: Ellis Rinaldi

Fax: (203) 422-7873

if to any TPH Stockholder:

c/o TRI Pointe Homes, Inc.

19520 Jamboree Road, Suite 200

Irvine, California 92612

Attention: Douglas F. Bauer

Fax: (949) 478-8601

SECTION 4.2 Assignment. Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company and the Starwood Fund Stockholder; provided, however, that the Starwood Fund Stockholder may assign in whole or in part to any of its Affiliates. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

SECTION 4.3 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the shares of Common Stock subject to this Agreement; provided that no such amendment, supplement or other modification shall adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

SECTION 4.4 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

SECTION 4.5 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

SECTION 4.6 Jurisdiction. The Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) shall have exclusive jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this Agreement and, by execution and delivery of this Agreement, each of the parties to this Agreement submits to the exclusive jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with the notice provisions of this Agreement) or any other manner permitted by Law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

SECTION 4.7 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

SECTION 4.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

SECTION 4.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

SECTION 4.10 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

SECTION 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

SECTION 4.12 Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:
TRI POINTE HOMES, INC.

By:
Name:
Title:

STARWOOD FUND STOCKHOLDER:
VIII/TPC HOLDINGS, L.L.C.

By:
Name:
Title:

TPH STOCKHOLDERS:
BMG HOMES, INC.

By:
Name:
Title:

THE BAUER REVOCABLE TRUST U/D/T DATED DECEMBER 31, 2003

By:
Name:
Title:

GRUBBS FAMILY TRUST DATED JUNE 22, 2012

By:
Name:
Title:

THE MITCHELL FAMILY TRUST U/D/T DATED FEBRUARY 8, 2000

By:
Name:
Title:

FRANKEL ASSOCIATES, L.P.
By:	La Lomana Inc., its general partner

By:
Name:
Title:

Douglas F. Bauer

Michael D. Grubbs

Thomas J. Mitchell

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